                                                                    EXHIBIT 23.5

                      CONSENT OF DANIELSON ASSOCIATES INC.

     We hereby consent to the reference in the Joint Proxy Statement/Prospectus forming a part of this Registration Statement on Form S-4 of Abigail Adams National Bancorp, Inc. to our opinion, dated June 20, 1997, and to our firm, respectively, and to the inclusion of such opinion as an annex to the Proxy Statement/Prospectus.

                                               DANIELSON ASSOCIATES, INC.



                                               By: /s/ Arnold G. Danielson
                                                  -----------------------------
                                                  Arnold G. Danielson, Chairman


Rockville, Maryland
Date :  August 13, 1997
        --------------